Exhibit 10.14

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 17, 2021, is entered into by and among Cosmos Acquisition, LLC, a Delaware limited liability company (the “Buyer” and the “Lead Borrower”), Cosmos Finance, LLC, a Delaware limited liability company (the “Parent”), the other Borrowers party hereto from time to time, the other Guarantors party hereto from time to time, Adams Street Credit Advisors LP, as Administrative Agent (in such capacity, including any permitted successors thereto, the “Administrative Agent”) and as Collateral Agent (in such capacity, including any permitted successors thereto, the “Collateral Agent”), each lender party hereto (which shall constitute Required Lenders), and the First Amendment Term Lenders (as defined herein) party hereto.

W I T N E S S E T H

WHEREAS, on October 28, 2020, Lead Borrower, Parent, the other Borrowers, the other Guarantors, the Lenders (as defined therein) from time to time parties thereto, Collateral Agent and Administrative Agent entered into that certain Credit Agreement (as amended, modified, renewed, extended, restated or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement” and as further modified by this Amendment, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

WHEREAS, in accordance with Section 2.14(a) of the Existing Credit Agreement, the Lead Borrower has requested an increase to the principal amount of the Term Loans by an aggregate principal amount of $32,000,000 as an Incremental Term Loan (the “First Amendment Term Loans” and, the commitments with respect thereto, the “First Amendment Term Commitments”) on the terms and conditions set forth herein and which constitute Incremental Term Commitments, the proceeds of which will be used by the Lead Borrower to (i) finance the acquisition of all of the issued and outstanding capital stock of Deployable Space Systems, Inc., a California corporation (“DSS”), pursuant to that certain Securities Purchase Agreement, dated as of the date hereof (together with all exhibits, schedules, and disclosure letters attached thereto, as amended, restated, supplemented, modified and/or waived from time to time, the “DSS Acquisition Agreement”), by and among Buyer, the Persons listed therein as sellers and the representative of the sellers party thereto (the “DSS Acquisition”) and (ii) pay fees and expenses in connection with the DSS Acquisition, this Amendment and the transactions contemplated thereby and hereby (collectively, the “First Amendment Transactions”) and has requested that such First Amendment Term Loans be provided by banks or financial institutions that become or are existing Lenders under the Credit Agreement (each such Person committing to provide and providing any such First Amendment Term Loans on the First Amendment Effective Date (as defined below) being referred to herein as a “First Amendment Term Lender”);

WHEREAS, each Person listed on Schedule I hereto is a First Amendment Term Lender and is willing to provide a First Amendment Term Commitment in the amount set forth on Schedule I hereto on the terms and conditions hereof; and

WHEREAS, (a) the First Amendment Term Lenders agreeing to make the First Amendment Term Loans are willing to grant the extension of credit contemplated hereby, in each case on the terms and subject to the conditions of this Amendment and (b) to the extent such consent is required, the Administrative Agent consents to each of the First Amendment Term Lenders providing the First Amendment Term Loans being Lenders under the Credit Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.
FIRST AMENDMENT TERM LOANS; CONSENTS

Section 1.01. Subject to the terms and conditions set forth herein, including without limitation Article III, each First Amendment Term Lender hereby agrees to make First Amendment Term Loans to the Lead Borrower on the First Amendment Effective Date in a principal amount equal to such First Amendment Term Lender’s First Amendment Term Commitment as set forth on Schedule I hereto on the First Amendment Effective Date. It is understood and agreed that (i) all First Amendment Term Loans funded on the First Amendment Effective Date shall, from and after the funding thereof, be Term Loans for all purposes of the Credit Agreement but shall be treated as a different Class of Term Loans than the Initial Term Loans and (ii) each First Amendment Term Lender shall become a party to the Credit Agreement as a Lender to the extent not already a Lender thereunder.

Section 1.02.    The First Amendment Term Loans shall have the following terms:

(a)Currency. The First Amendment Term Loans shall be denominated in the same currency as the Initial Term Loans.

(b)Applicable Rate. The Applicable Rate with respect to the First Amendment Term Loans shall be the same as the Applicable Rate that applies to the Initial Term Loans.

(c)Maturity. The maturity date of the First Amendment Term Loans shall be the date that is the Maturity Date that applies to the Initial Term Loans.

(d)Payments. For the avoidance of doubt, the provisions of Sections 2.05, 2.07(a) and 2.12 of the Credit Agreement shall apply to the First Amendment Term Loans on the same basis as such provisions apply to the Initial Term Loans. After the First Amendment Effective Date, all prepayments of Term Loans shall be applied ratably to the Initial Term Loans and the First Amendment Term Loans.

(e)Guarantees, Collateral Documents, Collateral. The First Amendment Term Loans shall be entitled to the benefit of the Guaranty, the Collateral Documents and the Collateral on the same basis as the Initial Term Loans.

(f)Credit Agreement Governs. Except as expressly set forth in this Amendment, the First Amendment Term Loans shall have (and benefit from) the same terms as the Initial Term Loans (but, for the avoidance of doubt, the First Amendment Term Loans shall be a separate Class of Term Loans from the Initial Term Loans) and shall be governed by the terms and conditions of the Credit Agreement and the other Loan Documents.

Section 1.03. Certain Agreements and Consents. Subject to the terms and conditions set forth herein, including without limitation Article III:

(a)The parties hereto hereby agree that, for all purposes under the Credit Agreement and the other Loan Documents, (i) the First Amendment Term Loans will constitute Loans and Term Loans, (ii) each First Amendment Term Lender will be a Lender and a Term Lender, (iii) the First Amendment Term Loans will constitute Incremental Term Loans which shall be a separate Class of Term Loans, (iv) this

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Amendment shall be deemed to be an Incremental Request delivered in accordance with Section 2.14(a) of the Credit Agreement and shall be deemed to satisfy the notice and offer requirements as set forth in the last sentence of Section 2.14(a) and (vi) this Amendment shall be deemed to be an Incremental Amendment for all purposes under Section 2.14(f) of the Credit Agreement.

(b)Each of the Lead Borrower, the other Loan Parties and the Administrative Agent hereby consents to the provisions of this Article I.

(c)To the extent such consent is required, the Administrative Agent consents to each of the First Amendment Term Lenders providing the First Amendment Term Loans being Lenders under the Credit Agreement.

ARTICLE II. AMENDMENTS

The Loan Parties hereby request the amendment of the Credit Agreement such that, and the Lenders party hereto (constituting First Amendment Term Lenders committing to provide the First Amendment Term Loans on the date of such effectiveness or constituting Required Lenders, as applicable), hereby agree with respect to the Credit Agreement that, in each case, upon the effectiveness of this Amendment:

(a)Amendments of Section 1.01. Section 1.01 is hereby revised by:

(i)Inserting the following definitions in the appropriate alphabetical order therein:

“DSS Acquisition” means Lead Borrower’s acquisition of Deployable Space Systems, Inc. pursuant to the DSS Acquisition Agreement.

“DSS Acquisition Agreement” means that certain Securities Purchase Agreement, dated as of February 17, 2021, by and among Cosmos Acquisition, LLC, as the buyer, the Persons listed therein as sellers and the representative of the sellers party thereto, as amended, modified, supplemented or waived from time to time.

“First Amendment” means the First Amendment to Credit Agreement dated as of February 17, 2021, among Lead Borrower, Parent, the other Guarantors party thereto, the financial institutions party thereto as Lenders and the Administrative Agent.

“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.

“First Amendment Term Commitment” has the meaning assigned to such term in the First Amendment.

“First Amendment Term Lender” means each Lender described in clause (b) of the definition of Lender.

“First Amendment Term Loans” has the meaning assigned to such term in the First Amendment. For the avoidance of doubt, the First Amendment Term Loans shall constitute Incremental Term Loans.

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“First Amendment Transactions” has the meaning assigned to such term in the First Amendment.

(ii)Amending and restating the defined terms set forth below to read in their entirety as follows:

“Lenders” (a) has the meaning set forth in the introductory paragraph to this Agreement, (b) effective as of the First Amendment Effective Date, includes the Persons listed on Schedule I to the First Amendment and (c) as the context requires, includes, in each case, their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender”.

“Term Commitment” means, as to each Term Lender, its obligation to make a Term Loan to the Borrowers hereunder, expressed as an amount representing the maximum principal amount of the Term Loan to be made by such Term Lender under this Agreement, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and
(b)reduced or increased from time to time pursuant to (i) assignments by or to such Term Lender pursuant to an Assignment and Assumption, (ii) an Incremental Amendment, (iii) a Refinancing Amendment, (iv) an Extension Amendment or (v) the incurrence of Replacement Term Loans. The initial amount of each Term Lender’s Commitment on the Closing Date is set forth on Schedule 1.01A under the caption “Initial Term Commitment” and the initial amount of each First Amendment Term Lender’s First Amendment Term Commitment on the First Amendment Effective Date is set forth on Schedule I to the First Amendment, or, otherwise, in the Assignment and Assumption, Incremental Amendment, Extension Amendment or Refinancing Amendment pursuant to which such Lender shall have assumed its Commitment, as the case may be.

“Term Lender” means, at any time, (a) any Lender that has (i) an Initial Term Commitment, Incremental Term Commitment or Refinancing Term Commitment or (ii) a Term Loan at such time and (b) on the First Amendment Effective Date, any First Amendment Term Lender that has a Term Commitment.

“Term Loan” means any Initial Term Loan, Extended Term Loan, Delayed Draw Term Loan, Incremental Term Loan (including the Term Loans made on the First Amendment Effective Date by the First Amendment Term Lenders to the Borrowers pursuant to the First Amendment), Refinancing Term Loan or Replacement Term Loan, as the context may require.

(b)Amendment of Section 2.01. Section 2.01(a)(i) is amended and restated to read in its entirety as follows:

“(a)    Term Borrowings.

(i)Term Loan Borrowings. Subject to the terms and conditions expressly set forth herein, each Term Lender severally agrees to make to the Lead Borrower on the Closing Date one or more Term Borrowings denominated in Dollars in an aggregate amount not to exceed at any time outstanding the amount of such Term Lender’s Term Commitment. Subject to the terms and conditions expressly set forth herein, with respect to any First Amendment Term Lender having a Term Commitment as of the First Amendment Effective Date, each First Amendment Term Lender agrees to make a Term Loan to the Lead Borrower on the First Amendment

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Effective Date in the principal amount not to exceed its Term Commitment as of the First Amendment Effective Date. Amounts borrowed under this Section 2.01(a)(i) and repaid or prepaid may not be re-borrowed. Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.”

(c)Amendment of Section 2.02. The second sentence of Section 2.02(a) is amended and restated to read in its entirety as follows:

“Each such notice must be received by the Administrative Agent not later than 2:00 p.m., (I) three (3) Business Days prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans or any conversion of Base Rate Loans to Eurocurrency Rate Loans, and (II) three (3) Business Days prior to the requested date of any Borrowing of Base Rate Loans or any conversion of Eurocurrency Loans to Base Rate Loans; provided that the notice referred to in clause (I) above may be delivered no later than (x) three
(3) Business Day prior to the Closing Date in the case of initial Credit Extensions and (y) one
(1) Business Day prior to the First Amendment Effective Date in the case of the First Amendment Term Loans.”

(d)Amendment of Section 2.06. Section 2.06(b) is amended and restated to read in its entirety as follows:

“Mandatory. (i) The Initial Term Commitments of each Term Lender shall be automatically and permanently reduced to $0 upon the funding of the Initial Term Loans to be made by such Term Lender on the Closing Date, (ii) the Delayed Draw Term Loan Commitments of each Term Lender shall be automatically and permanently reduced by the aggregate amount of any Delayed Draw Term Loan funded up by such Term Lender on the date such Delayed Draw Term Loan is funded and (iii) the First Amendment Term Commitments of each First Amendment Term Lender shall be automatically and permanently reduced to $0 upon the funding of the First Amendment Term Loans to be made by such First Amendment Term Lender on the First Amendment Effective Date. The Revolving Credit Commitments of each Revolving Credit Lender shall automatically and permanently terminate on the Maturity Date.”

(e)Amendment of Section 2.07. Section 2.07(a) is amended and restated to read in its entirety as follows:

“Term Loans. The Borrowers shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders (A) on the last Business Day of each March, June, September and December, commencing with the first full fiscal quarter after the Closing Date, an aggregate principal amount equal to the sum of (i) 0.25% of the aggregate principal amount of all Initial Term Loans outstanding on the Closing Date, and (ii) 0.25% of the aggregate principal amount of all funded Delayed Draw Term Loans (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Sections 2.05 or 10.07 (including pursuant to Dutch auctions or open market purchases, but for the avoidance of doubt without a reduction in the outstanding principal amount of any Loans not prepaid pursuant to such Dutch auction or open market purchase, as applicable)), (B) on the last Business Day of each March, June, September and December, commencing with the first full fiscal quarter after the First Amendment Effective Date, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all First Amendment Term Loans outstanding on the First Amendment Effective Date (which payments shall be reduced as a

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result of the application of prepayments in accordance with the order of priority set forth in Sections 2.05 or 10.07 (including pursuant to Dutch auctions or open market purchases, but for the avoidance of doubt without a reduction in the outstanding principal amount of any Loans not prepaid pursuant to such Dutch auction or open market purchase, as applicable)) and (C) on the Maturity Date for the Initial Term Loans, the Delayed Draw Term Loans and the First Amendment Term Loans, the aggregate principal amount of all Initial Term Loans, the Delayed Draw Term Loans and the First Amendment Term Loans outstanding on such date.”

(f)Amendment of Section 6.15(a). Section 6.15(a) is amended and restated to read in its entirety as follows:

“(i) The proceeds of the Initial Term Loans will be applied, together with any amount drawn under the Revolving Credit Facility and certain cash on the balance sheet of the Parent and its Subsidiaries, (i) on the Closing Date to finance a portion of the Acquisition, (ii) on the Closing Date to pay Transaction Expenses and (iii) on or after the Closing Date for working capital and other general corporate purposes, including financing of Permitted Acquisitions, Capital Expenditures and other transactions not prohibited by the Loan Documents and (ii) the proceeds of the First Amendment Term Loans will be applied (A) on the First Amendment Effective Date to finance and pay consideration for the DSS Acquisition and (B) on the First Amendment Effective Date to pay fees and expenses incurred in connection with the DSS Acquisition and the other First Amendment Transactions.”

(g)Amendment of Section 7.11. Section 7.11 is amended and restated to read in its entirety as follows:

“Subject to Section 8.04, permit the Consolidated Total Net Leverage Ratio as of the last day of any Test Period (commencing with the Test Period ending on March 30, 2021) to be greater than:

Test Period Ending Date	Consolidated Total Net Leverage Ratio
March 31, 2021	6.50:1.00
June 30, 2021	6.00:1.00
September 30, 2021	6.00:1.00
December 31, 2021	6.00:1.00
March 31, 2022	5.50:1.00
June 30, 2022	5.00:1.00
September 30, 2022	5.00:1.00
December 31, 2022	5.00:1.00
March 31, 2023	4.50:1.00

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June 30, 2023	4.00:1.00
September 30, 2023	4.00:1.00
December 31, 2023	4.00:1.00
March 31, 2024 and for each Test Period thereafter	3.50:1.00

ARTICLE III.
CONDITIONS PRECEDENT; MAKING OF TERM LOANS

The effectiveness of this Amendment and the commitments and obligations of each First Amendment Term Lender under this Amendment shall be subject to the satisfaction or waiver (by the First Amendment Term Lenders) of each of the following conditions (the date of satisfaction or waiver of such conditions being referred to herein as the “First Amendment Effective Date”):

Section 3.01. Execution. The Administrative Agent shall have received a counterpart of this Amendment and the other documents related to or contemplated thereby, executed and delivered by a duly authorized officer of the Lead Borrower, Parent, the Guarantors, the lenders party hereto constituting Required Lenders, and each First Amendment Term Lender immediately prior to or concurrently with the First Amendment Effective Date.

Section 3.02. Committed Loan Notice. The Administrative Agent shall have received a Committed Loan Notice with respect to the First Amendment Term Loans as required by Section 2.02(a) of the Credit Agreement (or such notice as shall have been deemed given in accordance with Section 2.02(a) of the Credit Agreement).

Section 3.03. Representations and Warranties. The representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except where such representations and warranties are already qualified by materiality, in which case such representation and warranty shall be accurate in all respects).

Section 3.04. Event of Default. No Event of Default exists or shall exist after giving effect to the First Amendment Term Commitments.

Section 3.05 Corporate Documents and Officer Certification. The Administrative Agent shall have received (A) such certificates of good standing (to the extent such concept exists) and corporate charters from the applicable secretary of state of the state of organization of each Loan Party, certificates of resolutions or other corporate or limited liability company action approving and authorizing the Borrowing of the First Amendment Term Loans, the reaffirmation of Obligations, and the execution, delivery and performance of this Amendment and the other Loan Documents which such Loan Party is executing as of the First Amendment Effective Date and prior to the funding of the First Amendment Term Loans, certified as of the First Amendment Effective Date by such Loan Party as being in full force and effect without modification or amendment and incumbency certificates of Responsible Officers of each

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Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and (B) a certificate of a Responsible Officer of the Lead Borrower certifying that the conditions specified in Sections 3.03, 3.04 and 3.10 have been satisfied.

Section 3.06. Solvency Certificate. The Administrative Agent shall have received a solvency certificate from the chief financial officer or another senior financial or accounting officer with similar responsibilities of the Lead Borrower substantially in the form attached as Exhibit D-2 to the Credit Agreement.

Section 3.07. Fees. Each First Amendment Term Lender shall have received (i) a upfront fee equal to 1.0% of the aggregate principal amount of the First Amendment Term Loans funded by such First Amendment Term Lender on the First Amendment Effective Date and (ii) a structuring fee equal to 1.0% of the aggregate principal amount of the First Amendment Term Loans funded by such First Amendment Term Lender on the First Amendment Effective Date.

Section 3.08. Costs and Expenses. All reasonable out-of-pocket costs, fees and expenses required to be paid to the Administrative Agent, the Collateral Agent, and Lenders hereunder, in each case to the extent invoiced at least three (3) Business Days before the First Amendment Effective Date shall have been paid, or shall be paid substantially concurrently with, the funding of the First Amendment Term Loans on the First Amendment Effective Date (which amount may be offset against the proceeds of the First Amendment Term Loans).

Section 3.09. Opinions of Counsel. The Administrative Agent shall have received a customary opinion from each of Kirkland & Ellis LLP and Brownstein Hyatt Farber Schreck, LLP, as counsel to the Loan Parties.

Section 3.10. DSS Acquisition. The DSS Acquisition shall have been consummated, or substantially simultaneously with the funding of the First Amendment Term Loans hereunder shall be consummated, in all material respects in accordance with the DSS Acquisition Agreement.

ARTICLE IV REPRESENTATIONS AND WARRANTIES

To induce (a) each First Amendment Term Lender to provide its First Amendment Term Commitments and to fund the First Amendment Term Loans thereunder on the First Amendment Effective Date and to become a party hereto, and (b) the Administrative Agent and the Lenders party hereto to consent to amend the Credit Agreement in the manner provided herein, each Loan Party hereby represents and warrants to the Administrative Agent, the Collateral Agent, and each Lender (including each First Amendment Term Lender) that, as of the First Amendment Effective Date:

Section 4.01. The execution, delivery and performance by each Loan Party of this Amendment,
(a) have been duly authorized by all necessary corporate or other organizational action, and (b) do not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than as permitted by Section 7.01 of the Amended Credit Agreement), any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law; except with respect to any violation, conflict, breach or contravention (but not creation of Liens) referred to in clauses
(ii) and (iii), to the extent that such violation, conflict, breach or contravention would not reasonably be expected to have a Material Adverse Effect..

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Section 4.02. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for (i) approval, consent, exemption, authorization, or other action by, or notice to, or filing necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties (or release existing Liens) under applicable U.S. law, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Collateral and Guarantee Requirement) and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect.

Section 4.03. This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by applicable Enforcement Qualifications.

ARTICLE V MISCELLANEOUS

Section 5.01. Execution of this Amendment. This Amendment is executed and shall be construed as an amendment to the Credit Agreement, and, as provided in the Credit Agreement, this Amendment forms a part thereof. The Loan Parties and the other parties hereto acknowledge that this Amendment shall constitute a Loan Document and on and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents.

Section 5.02. No Waiver; Effect on Loan Documents. This Amendment is made in modification of, but not extinguishment of, the obligations set forth in the Credit Agreement and, except as specifically modified pursuant to the terms of this Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent and the Secured Parties under the Credit Agreement and the other Loan Documents. Except to the extent permitted or provided for herein, the execution, delivery and performance by the Administrative Agent and the Lenders party hereto of this Amendment shall not constitute a waiver, forbearance or other indulgence with respect to any Default or Event of Default now existing or hereafter arising or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Secured Parties under the Loan Documents. To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby

Section 5.03. Acknowledgement and Agreement. The Administrative Agent and the Lead Borrower acknowledge and agree, pursuant to Section 2.14(f) of the Credit Agreement, that the amendments to the Credit Agreement set forth in this Amendment are necessary and appropriate, in the reasonable opinion of the Administrative Agent and Lead Borrower, to effectuate the provisions of Section
2.14 of the Credit Agreement.

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Section 5.04. Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment or a signature page of any notice, certificate, document, agreement or instrument in respect thereof by facsimile transmission or electronic transmission (including “pdf”) shall be as effective as delivery of a manually executed counterpart hereof or thereof, as applicable. The words “execution,” “signed,” “signature,” and words of similar import in this Amendment or any notice, certificate, document, agreement or instrument in respect thereof shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000, the Electronic Signatures and Records Act of 1999, or any other similar state Laws based on the Uniform Electronic Transactions Act.

Section 5.05. Entire Agreement. This Amendment embodies the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof involving any Loan Party and any of the Administrative Agent, any Lender or any of their respective Affiliates. Upon the effectiveness of this Amendment as set forth in Article III of this Amendment, this Amendment shall be binding upon and inure to the benefit of the parties hereto and, subject to and in accordance with Section
10.07 of the Credit Agreement, their respective successors and assigns.

Section 5.06. Governing Law; Waiver of Jury Trial. Each of the parties hereto hereby agrees that Sections 10.15 and 10.16 of the Existing Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein.

Section 5.07. Severability. Any provision of this Amendment being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of this Amendment or any part of such provision in any other jurisdiction.

Section 5.08. Headings. Section headings herein are included herein for convenience of reference only and shall not affect the interpretation of this Agreement.

Section 5.09. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 10.01 the Credit Agreement.

Section 5.10. Reaffirmation of Obligations. Each Loan Party, subject to the terms and limits contained herein and in the Loan Documents, (a) has incurred or guaranteed the Secured Obligations, including, without limitation, all obligations with respect to First Amendment Term Loans (collectively, the “Obligations”) and all of its Obligations shall remain in full force and effect on a continuous basis after giving effect to this Amendment, (b) acknowledges and agrees that nothing in this Amendment shall constitute a novation or termination of such Obligations and (c) has created Liens and security interests in favor of the Collateral Agent on certain of its Collateral to secure its obligations hereunder. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to this Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, including without limitation the payment and performance of all

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such applicable Obligations that are joint and several obligations of each Loan Party now or hereafter existing.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COSMOS FINANCE, LLC,
as Parent

By:/s/ Peter Cannito
Name: Peter Cannito
Title: Chief Executive Officer

COSMOS ACQUISITION, LLC,
as the Lead Borrower

By:/s/ Peter Cannito
Name: Peter Cannito
Title: Chief Executive Officer

IN SPACE GROUP, INC. REDWIRE SPACE, INC.,
formerly known as MADE IN SPACE, INC. MADE IN SPACE EUROPE, LLC ADCOLE SPACE, LLC
DEEP SPACE SYSTEMS INC. ROCCOR, LLC,
each as a Guarantor

By:/s/ Peter Cannito
Name: Peter Cannito
Title: Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement (Redwire)]

ADAMS STREET CREDIT ADVISORS LP,
as Administrative Agent and Collateral Agent

By: Adams Street Credit Advisors GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By:/s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Executive Vice President

[Signature Page to First Amendment to Credit Agreement (Redwire)]

ASP PC II DIRECT FUNDING LLC, as a First
Amendment Term Lender

By: ADAMS STREET PRIVATE CREDIT FUND II-A LP,
its member
By: Adams Street Private Credit Fund II GP LP, its general partner
By: Adams Street Private Credit Fund GP-GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By:/s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Executive Vice President

By: ADAMS STREET PRIVATE CREDIT FUND II GP LP,
its member
By: Adams Street Private Credit Fund GP-GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By:/s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Executive Vice President

[Signature Page to First Amendment to Credit Agreement (Redwire)]

ASP SPC II FACILITATION LLC, as a First Amendment Term Lender

By: ASP SR PRIVATE CREDIT FUND II-A LP, its member
By: Adams Street Private Credit Fund II GP LP, its general partner
By: Adams Street Private Credit Fund GP-GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By: /s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Executive Vice President

By: ASP SR PRIVATE CREDIT FUND II-B LP, its member
By: Adams Street Private Credit Fund II GP LP, its general partner
By: Adams Street Private Credit Fund GP-GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By:/s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Executive Vice President

By: ASP SR PRIVATE CREDIT FUND II-C LP, its member
By: Adams Street Private Credit Fund II GP LP, its general partner
By: Adams Street Private Credit Fund GP-GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By:/s/ Eric R. Mansell
 Name: Eric R. Mansell
Title: Executive Vice President

[Signature Page to First Amendment to Credit Agreement (Redwire)]

ADAMS STREET (KOC) LLC, as a First Amendment Term Lender

By: Adams Street Credit Advisors LP, its manager
By: Adams Street Credit Advisors GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By:/s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Executive Vice President

[Signature Page to First Amendment to Credit Agreement (Redwire)]

ADAMS STREET PRIVATE INCOME FUND LP, as a
First Amendment Term Lender

By: ASP PIF GP Management LP, its general partner By: Adams Street Private Credit Fund GP-GP LLC, its general partner
By: Adams Street Partners, LLC, its managing member

By:/s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Executive Vice President

[Signature Page to First Amendment to Credit Agreement (Redwire)]

ADAMS STREET SHBNPP US SENIOR SECURED FUND LP

By: ASP SHBNPP GP Management LP, its general partner
By: Adams Street Private Credit Fund GP-GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By:/s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Executive Vice President

[Signature Page to First Amendment to Credit Agreement (Redwire)]